                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     ---------------------------------------



         Date of report (Date of earliest event reported): July 20, 2000



                               PERCEPTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                    000-12382                95-2577731
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
Incorporation or Organization)        File Number)        Identification Number)



21010 Erwin Street, Woodland Hills, California                     91367
  (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (818) 884-7470

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Perceptronics, Inc. (the "Company") reported that it had completed the previously announced sale of its precision gunnery training systems ("PGTS") and training simulator operation to Eidetics Corporation, a manufacturer of aircraft simulators and other simulation systems based in Torrance, California.

     The transaction included, among other things: (1) transfer to Eidetics of the PGTS assets; (2) payment or assumption by Eidetics of certain liabilities of the Company associated with the PGTS business; (3) transfer by the Company to Eidetics of active contracts and/or proposals in the area of PGTS and training simulator operations; and (4) payment by Eidetics to the Company for four years of a royalty on all Eidetics business involving the PGTS assets and/or transfer of the PGTS contracts and proposals. The approximate value of the transaction was $500,000.

     As part of the shareholder approval process, Perceptronics filed with the SEC an information statement describing in more detail the terms of the transaction. Copies may be obtained from the SEC's website at www.sec.gov or from the Company at no cost.

     Perceptronics' business is to develop, produce and market software products and services that allow website developers and owners to create online collaborative experiences that meet the growing demand for expanded multi-user interactivity on the Internet. A description of the Company's IC3D Technology is found at http://ic3d.perceptronics.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     a. Financial statements - not applicable.

     b. Pro forma financial information.

        1) Perceptronics, Inc. pro forma condensed consolidated balance sheet as of March 31, 2000 (unaudited).

        2) Perceptronics, Inc. pro forma condensed consolidated statement of income for the year ended March 31, 2000 (unaudited).

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                       PERCEPTRONICS, INC. AND SUBSIDIARY
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


On July 20, 2000, Perceptronics, Inc. and Subsidiary completed the sale of its Precision Gunnery Training System (PGTS) and training simulator product line to Eidetics Coporation, a Torrance, CA based manufacturer of aircraft simulators and other simulations systems. The transaction included, among other things: 1) transfer to Eidetics of the PGTS Assets; 2) payment or assumption by Eidetics of certain liabilities of the Company associated with the PGTS Business; 3) transfer by the Company to Eidetics active contracts and/or proposals in the area of PGTS and training simulator operations and 4) payment by Eidetics to the Company for four years of a royalty on all Eidetics business involving the PGTS Assets and/or transfer of the PGTS contracts and proposals.

The transaction will be recorded as a gain on sale of assets sold at their fair values.

The accompanying condensed consolidated financial statements illustrate the effect of the disposition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of March 31, 2000 is based on the historical balance sheet of the Company as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the year ended March 31, 2000 are based on historical statements of income of the Company for that period. The pro forma condensed consolidated statement of income assumes the acquisition took place on April 1, 1999.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the sale. In particular, the pro forma financial statements are based on management's current estimate of the sale price, the actual sale price may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical statements of Perceptronics, Inc. and Subsidiary.

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                       PERCEPTRONICS, INC. AND SUBSIDIARY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                 MARCH 31, 2000

                                                   Historical     Pro Forma       Pro Forma
                                                   statements    adjustments       results
                                                   ----------    -----------     ----------
ASSETS:
CURRENT ASSETS:
Cash and short term investments ................   $  355,781                    $  355,781
Restricted cash ................................           --                            --
Receivables
  Billed .......................................           --                            --
  Unbilled .....................................       10,501                        10,501
  Other receivables ............................           72                            72
Inventory ......................................       80,620       (80,620)(1)          --
Pre-contract Costs .............................      220,000      (220,000)(1)          --
Prepaid expenses ...............................       17,620                        17,620
                                                   ----------                    ----------
TOTAL CURRENT ASSETS: ..........................      684,594                       383,974

Equipment & Leasehold Improvements, at cost less
 accumulated depreciation ......................       38,039       (12,367)(1)      25,672
Deferred Taxes .................................      932,566                       932,566
Other Assets ...................................       82,930        (6,700)(1)      76,230
                                                   ----------                    ----------
TOTAL ASSETS ...................................   $1,738,129                    $1,418,442
                                                   ==========                    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY:
CURRENT LIABILITIES:
Current portion of long term debt ..............   $  105,886       (66,523)(1)  $   39,363
Short term debt ................................       54,000                        54,000
Accounts payable ...............................      588,211      (235,595)(1)     352,616
Accrued compensation ...........................      172,499                       172,499
Other accrued liabilities ......................      121,437        (7,980)(1)     113,457
                                                   ----------                    ----------
TOTAL CURRENT LIABILITIES: .....................    1,042,033                       731,935

LONG-TERM LIABILITIES:
Long term debt, net of current portion .........      103,029      (103,029)(1)          --
Other long term liabilities ....................       57,500       (57,500)(1)          --
                                                   ----------                    ----------
TOTAL LIABILITIES ..............................   $1,202,562                    $  731,935
                                                   ==========                    ==========

SHAREHOLDERS' EQUITY:                                 535,567       150,940 (1)     686,507

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .....   $1,738,129                    $1,418,442
                                                   ==========                    ==========

      See Notes to Pro Forma Consolidated Financial Statements (Unaudited)

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                       PERCEPTRONICS, INC. AND SUBSIDIARY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (UNAUDITED)
                        FOR THE YEAR ENDED MARCH 31, 2000

                                       Historical        Pro Forma      Pro Forma
                                       statements       adjustments      results
                                       ----------       -----------    -----------
Net Sales .........................   $   720,985                      $   720,985
Cost of Sales .....................       886,223       (288,198) (2)      598,025
                                      -----------                      -----------
Gross Profit ......................      (165,238)                         122,960

Costs and expenses:
Selling, general and administrative       770,809       (128,523) (3)      642,286
Research & development ............       195,800                          195,800
                                      -----------                      -----------

Operating (loss) ..................    (1,131,847)                        (715,126)

Interest expense ..................        39,881        (34,009) (4)        5,872

Gain on sale of assets ............          --          150,940  (5)      150,940

Income (loss) before taxes ........    (1,171,728)                        (570,058)

Income tax provision ..............           800                              800

Net Income ........................    (1,172,528)                        (570,858)
                                      ===========                      ===========

EARNINGS PER SHARE:
  Basic: ..........................         (0.18)                           (0.09)
                                      ===========                      ===========
Net (loss)
  Diluted: ........................           N/A                              N/A
                                      ===========                      ===========

WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES:

Basic .............................     6,681,095                        6,681,095
                                      ===========                      ===========
Diluted ...........................           N/A                              N/A
                                      ===========                      ===========

      See Notes to Pro Forma Consolidated Financial Statements (Unaudited)

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                       PERCEPTRONICS, INC. AND SUBSIDIARY
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE A-THE PRO FORMA ADJUSTMENTS TO THE CONDENSED CONSOLIDATED BALANCE SHEET
       ARE AS FOLLOWS:

1) To reflect the sale to Eidetics, a California coporation, of all assets of Perceptronics related to Precision Gunnery Training System (PGTS) product line and technologies on the basis of the fair values of the assets sold and liabilities assumed by Eidetics. The components of the purchase agreement (Eidetics purchase of the assets and assumption liabilities) are as follows:

     Components of assets purchased:
                  Inventory                                  $   80,620
                  Precontract costs                             220,000
                  Equipment & Leaseholds                         12,367
                  Other Assets                                    6,700
                                                             ----------
                  Total of assets purchased                  $  319,687

     Components of liabilities assumed:
                  Current portion of long term debt          $   66,523
                  Accounts payable                              235,595
                  Other accrued liabilities                       7,980
                  Long-term debt                                103,029
                  Other long term liabilities                    57,500
                                                             ----------
                  Total of liabilities assumed               $  470,627

     Gain in excess of net assets sold                       $  150,940
                                                             ==========

NOTE B-THE PRO FORMA ADJUSTMENTS TO THE CONDENSED CONSOLIDATED STATEMENTS OF
       INCOME ARE AS FOLLOWS:

                                                             Year ended
                                                           March 31, 2000
                                                           --------------
(2) Adjustments to costs of goods sold:

                  Direct costs                               $  139,780
                  Manufacturing material                          3,644
                  Fringe allocation                              24,178
                  Utilities                                       7,045
                  Rent                                           79,350
                  Property taxes                                  1,000
                  General insurance                              12,000
                  Depreciation                                   21,201
                                                             ----------
                                                             $  288,198
                                                             ==========

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                       PERCEPTRONICS, INC. AND SUBSIDIARY
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


(3) Adjustments to selling and administrative relate cost attributable to PGTS product line.

(4) Adjustments to interest expense reflect the decrease in notes payable assumed by the purchaser Eidetics, Corporation.

(5)  To report gain on sale of assets.

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     c. Exhibits:


       Number       Exhibit
       ------       -------
         2.1        Agreement of Purchase for the Precision Gunnery Training
                    Systems Assets, dated as of May 31, 2000, by and between Eidetics Corporation and Perceptronics, Inc.

         2.2 Amendment No. 1 to Agreement of Purchase for the Precision Gunnery Training Systems Assets, dated as of July 20, 2000, by and between Eidetics Corporation and Perceptronics, Inc.

        99.1 Press Release, dated July 20, 2000, announcing the completion of the sale of the Precision Gunnery Training Systems Assets.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           PERCEPTRONICS, INC.


Date:    August 4, 2000                    By: /s/ Gershon Weltman
                                              ---------------------------------
                                               Gershon Weltman
                                               Chairman, President


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